Filed Pursuant to Rule 497(e)

Registration No. 033-10436

CALIFORNIA DAILY TAX FREE INCOME FUND, INC. (the “Fund”)

Supplement dated July 31, 2013, to the Fund’s Statement of Additional Information, dated April 30, 2013

Effective immediately, the following change applies to the Statement of Additional Information for the Fund.

The following replaces the first paragraph on page 27 under the section entitled “Investment Advisory and Other Services:”

“With respect to the Class A shares and the Class B shares, the Manager has contractually agreed to waive fees and/or reimburse expenses in order to maintain Total Annual Fund Operating Expenses, as set forth in the fee table in the Prospectus.  The Manager may not terminate the contractual fee waiver until at least July 22, 2015.  In addition, with respect to Class A shares and Class B shares, the Manager and its affiliates have contractually agreed to waive fees and/or reimburse expenses, until at least July 22, 2015, in order to maintain a minimum yield of 0.01% for Class A shares and Class B shares so long as their gross yields are greater than 0.12%.  Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.”

Please retain this Supplement with your Statement of Additional Information for reference.